UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 11, 2005

Toreador Resources Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-02517	75-0991164

(Commission File Number)	(IRS Employer Identification No.)

4809 Cole Avenue, Suite 108 Dallas, Texas	75205

(Address of Principal Executive Offices)	(Zip Code)

(214) 559-3933

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

      Attached hereto as Exhibit 99.1 is a press release (the “Press Release”) issued by Toreador Resources Corporation (“Toreador”) on May 11, 2005 in part announcing its financial results for the first quarter 2005 and the three months ended March 31, 2005. The Press Release is incorporated by reference into this Item 2.02, and the foregoing description of the Press Release is qualified in its entirety by reference to this exhibit.

      The Press Release contains “non-GAAP financial measures” as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In the press release, Toreador has provided reconciliations of the non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles (“GAAP”) in the United States. In addition, Toreador has provided in the Press Release the reasons why Toreador believes the non-GAAP financial measures provide useful information to investors.

      Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of Toreador, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01. Regulation FD Disclosure.

      Attached hereto as Exhibit 99.1 is the Press Release issued by Toreador on May 11, 2005.

      Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of Toreador, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Pursuant to General Instruction B.2 of Form 8-K, the following exhibit is furnished with this Form 8-K.

99.1 Press Release, dated May 11, 2005

* * * * *

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOREADOR RESOURCES CORPORATION
Date: May 12, 2005

	By:	/s/ G. Thomas Graves III
G. Thomas Graves III, President and CEO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 11, 2005.